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Exhibit 10.4

SECOND AMENDMENT TO THE
2001 INCENTIVE AWARD PLAN OF
WATSON PHARMACEUTICALS, INC.

        This Second Amendment (this "Amendment") to the 2001 Incentive Award Plan of Watson Pharmaceuticals, Inc., as amended (the "Plan"), of Watson Pharmaceuticals, Inc. is hereby adopted by Watson Pharmaceuticals, Inc., a Nevada corporation (the "Company"), effective as of May 19, 2003.

RECITALS

        A.    The Plan was originally adopted by the Board of Directors of the Company on February 12, 2001 and by the stockholders of the Company on May 7, 2001.

        B.    The Plan authorized the issuance of up to 7,500,000 shares of the Company's Common Stock (as defined in the Plan) for grants of non-qualified and incentive stock options.

        C.    On May 19, 2003, the stockholders of the Company approved a proposal to authorize 6,500,000 additional shares of the Company's Common Stock for future awards under the Plan.

        D.    On May 19, 2003, the following Amendment was approved by the Board of Directors of the Company:

THE AMENDMENT

        1.     Shares Subject to Plan. Section 2.1(a) of the Plan is hereby deleted in its entirety and replaced by the following language:

          "(a)    The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock. Subject to adjustment as provided in Section 8.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 14,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

        The undersigned, David A. Buchen, Senior Vice President, General Counsel and Secretary of the Company, hereby certifies that the Board of Directors approved this Amendment.

* * * *

        Executed at Corona, California, this    27th day of    June            , 2003.

WATSON PHARMACEUTICALS, INC., a Nevada corporation
By:	/s/ DAVID A. BUCHEN David A. Buchen Senior Vice President, General Counsel and Secretary

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SECOND AMENDMENT TO THE 2001 INCENTIVE AWARD PLAN OF WATSON PHARMACEUTICALS, INC.